UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended August 31, 2015. The net asset values (NAV) per share at that date were $14.17, $14.07, $14.20, $14.19 and $14.20 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended August 31, 2015
Cohen & Steers Dividend Value Fund—Class A	–7.81%
Cohen & Steers Dividend Value Fund—Class C	–8.12%
Cohen & Steers Dividend Value Fund—Class I	–7.63%
Cohen & Steers Dividend Value Fund—Class R	–7.87%
Cohen & Steers Dividend Value Fund—Class Z	–7.63%
Russell 1000 Value Index[a]	–6.73%
S&P 500 Index[a]	–5.32%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Market Review

After trading in a relatively narrow band for several months, equity markets turned sharply lower in August to post broadly negative returns for the six-month period ended August 31, 2015. Concerns about China's slowing economy reached a tipping point following the government's unexpected currency devaluation and downbeat manufacturing data. The news disrupted global stock markets, battered developing-market currencies and sent oil and industrial commodity prices tumbling. The fear was that softer growth in China and other emerging markets could hinder a global economy struggling to gain momentum. Markets partially rebounded in the final days of the period, aided by stepped-up stimulus measures from China and a better-than-expected U.S. gross domestic product report.

All sectors within the Russell 1000 Value Index had negative returns for the period. Health care stocks (–0.4%) held up relatively well, aided by a gain from Cigna, which rallied when Anthem announced its intention to acquire the company. Also in the health insurance group, Aetna advanced on optimism about its expected acquisition of Humana. The telecommunications services sector (–3.8%) outperformed as well; AT&T, its largest component, had only a modest decline as it moved ahead with plans to buy DirecTV.

Within financial services (–2.2%), the shares of certain large banks performed well, supported by improving earnings momentum and anticipation that rising interest rates in the coming year would drive better loan profitability. The insurance space continued to see significant mergers and acquisitions activity, highlighted by Ace's announcement that it will acquire Chubb for $28 billion, forming one of the largest property and casualty insurance firms in the world.

Energy companies (–16.6%) were among the poorest performers in the period as oil prices declined on high production levels combined with concerns regarding global growth. The materials group (–16.7%) also struggled, with China growth concerns pressuring metals and mining stocks in particular.

The information technology sector (–11.3%) underperformed due to significant declines in certain large constituents, including Intel, which fell on signs of weakness in the personal computer market. A number of hardware and semiconductor manufacturers turned down as well. Utilities (–5.2%) were in favor at times for their relatively stable revenues, but they also faced the headwind of a possible increase in interest rates by the Federal Reserve this year. Most other sectors performed more closely in line with the index, including consumer discretionary (–7.6%) and consumer staples (–7.1%) companies.

Fund Performance

The Fund had a negative total return for the period and underperformed its benchmark. Stock selection in the industrials sector (–8.7% total return in the index) detracted from relative performance, in part due to our out-of-index allocation to United Continental Holdings. The stock fell despite the late-period pullback in oil prices, as investors continued to worry about increased airfare competition. In the energy sector, we were overweight in an exploration & production company that underperformed on reports that its debt burden is excessive. Stock selection in the financial services sector hindered performance as well.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Factors that helped relative performance included stock selection in the health care sector, where we had beneficial overweights in both Cigna and Aetna. In the information technology sector, our holdings held up considerably better than the index's technology components; we did not own Intel, and we had an out-of-index allocation to Visa that delivered a positive return. Stock selection in the consumer staples sector was also relatively favorable.

Investment Outlook

While it is clear, in our view, that the global economy is likely to see slower growth than previously expected, we believe there are reasons to be positive: the U.S. and Europe continue to show signs of improvement; corporate balance sheets are as strong as ever—a result of deleveraging after the 2008/2009 financial crisis; and the services sector continues to see growth globally, including in China. We have adjusted our portfolio positioning on the margin to account for a slower-growth environment, but our long-term view remains one of continued modest expansion and generally accommodative monetary policies globally.

We believe U.S. equities will continue to attract investors given the relative stability of the U.S. economy and the financial health of U.S. corporations. That being said, earnings growth is becoming more challenging. In this environment, we are focused on identifying attractively valued companies with strong market positions and solid business models that we believe can return capital to shareholders and deliver attractive total returns over time.

At the sector level, we continue to find compelling values in information technology, as well as in certain energy companies we believe that have the potential to perform well in a variety of commodity price environments. However, we remain underweight energy stocks overall, as well as utilities and telecommunications services.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Sincerely,

ROBERT H. STEERS	RICHARD E. HELM
Chairman	Portfolio Manager

CHRISTOPHER RHINE	JAMELAH LEDDY
Portfolio Manager	Portfolio Manager

  ANATOLIY CHEREVACH

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended August 31, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–8.58%[a]	–5.82%[b]	—	—	—
1 Year (without sales charge)	–4.28%	–4.87%	–3.93%	—	—
5 Years (with sales charge)	12.44%[a]	12.75%	—	—	—
5 Years (without sales charge)	13.48%	12.75%	13.88%	—	—
10 Years (with sales charge)	5.66%[a]	5.47%	—	—	—
10 Years (without sales charge)	6.15%	5.47%	6.53%	—	—
Since Inception[c] (with sales charge)	5.66%[a]	5.47%	—	—	—
Since Inception[c] (without sales charge)	6.15%	5.47%	6.53%	–0.95%	–0.51%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2015 prospectus, were as follows: Class A—1.33% and 1.00%; Class C—1.98% and 1.65%; Class I—1.08% and 0.65%; Class R—1.48% and 1.15% and Class Z—0.98% and 0.65%. Through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of August 31, 2005 for Class A, Class C and Class I shares and October 1, 2014 for Class R and Class Z shares.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015—August 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period[a] March 1, 2015– August 31, 2015
Class A
Actual (–7.81% return)	$1,000.00	$921.90	$4.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08
Class C
Actual (–8.12% return)	$1,000.00	$918.80	$7.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.84	$8.36
Class I
Actual (–7.63% return)	$1,000.00	$923.70	$3.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.87	$3.30
Class R
Actual (–7.87% return)	$1,000.00	$921.30	$5.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84
Class Z
Actual (–7.63% return)	$1,000.00	$923.70	$3.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.87	$3.30

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

August 31, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Exxon Mobil Corp.	$8,780,508	4.0
JPMorgan Chase & Co.	6,775,370	3.1
Wells Fargo & Co.	6,708,914	3.1
The Walt Disney Co.	5,817,348	2.7
Allergan PLC (Ireland)	5,467,320	2.5
NextEra Energy	4,881,136	2.2
Equifax	4,748,150	2.2
Tyson Foods, Class A	4,663,484	2.1
Cigna Corp.	4,631,991	2.1
Aetna	4,603,704	2.1

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2015 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.9%
COMMUNICATIONS	2.6%
TELECOMMUNICATION	1.3%
Verizon Communications		60,600	$2,788,206
TOWERS	1.3%
American Tower Corp.		32,100	2,959,299
TOTAL COMMUNICATIONS			5,747,505
CONSUMER—CYCLICAL	7.0%
APPAREL	1.6%
Hanesbrands		114,200	3,438,562
AUTOMOBILES	1.1%
Ford Motor Co.		81,400	1,129,018
Harley-Davidson		21,900	1,227,495
			2,356,513
HOME BUILDERS	0.6%
D.R. Horton		46,100	1,400,057
HOTELS, RESTAURANTS & LEISURE	0.5%
Las Vegas Sands Corp.		22,900	1,058,667
MEDIA	2.7%
The Walt Disney Co.		57,100	5,817,348
RETAIL	0.5%
Ross Stores		24,400	1,186,328
TOTAL CONSUMER—CYCLICAL			15,257,475
CONSUMER—NON-CYCLICAL	9.0%
BEVERAGE	1.0%
Anheuser-Busch InBev NV (ADR) (Belgium)		20,300	2,210,873
COMMERCIAL SERVICES & SUPPLIES	2.2%
Equifax		48,500	4,748,150
FOOD PRODUCTS	4.2%
Kroger Co/The		101,200	3,491,400
Pilgrim's Pride Corp.		46,600	977,435
Tyson Foods, Class A		110,300	4,663,484
			9,132,319

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2015 (Unaudited)

		Number of Shares	Value
RETAIL	1.6%
CVS Caremark Corp.		35,400	$3,624,960
TOTAL CONSUMER—NON-CYCLICAL			19,716,302
ENERGY	11.5%
OIL & GAS	10.8%
Anadarko Petroleum Corp.		42,500	3,042,150
BP PLC (ADR) (United Kingdom)		60,300	2,022,462
EOG Resources		26,600	2,083,046
Exxon Mobil Corp.		116,700	8,780,508
Hess Corp.		71,600	4,256,620
Noble Energy		102,800	3,434,548
			23,619,334
OIL & GAS SERVICES	0.7%
Halliburton Co.		38,600	1,518,910
TOTAL ENERGY			25,138,244
FINANCIAL	26.8%
BANKS	9.3%
Bank of America Corp.		260,600	4,258,204
East West Bancorp		56,200	2,271,042
Huntington Bancshares		364,600	3,977,786
PNC Financial Services Group		35,300	3,216,536
Wells Fargo & Co.		125,800	6,708,914
			20,432,482
CREDIT CARD	1.3%
Discover Financial Services		52,000	2,793,960
DIVERSIFIED FINANCIAL SERVICES	9.1%
Ameriprise Financial		36,200	4,078,654
BlackRock		10,520	3,181,984
JPMorgan Chase & Co.		105,700	6,775,370
Morgan Stanley		60,600	2,087,670
Visa, Class A		52,100	3,714,730
			19,838,408

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2015 (Unaudited)

		Number of Shares	Value
INSURANCE	7.1%
ACE Ltd. (Switzerland)		44,000	$4,495,040
Allstate Corp.		38,200	2,226,296
American International Group		70,400	4,247,936
Hartford Financial Services Group		98,300	4,516,885
			15,486,157
TOTAL FINANCIAL			58,551,007
HEALTH CARE	12.1%
BIOTECHNOLOGY	1.0%
Gilead Sciences		20,200	2,122,414
HEALTH CARE EQUIPMENT & SUPPLIES	1.0%
Zimmer Holdings		21,200	2,195,472
HEALTH CARE PROVIDERS & SERVICES	4.2%
Aetna		40,200	4,603,704
Cigna Corp.		32,900	4,631,991
			9,235,695
HEALTHCARE PRODUCTS	1.4%
Thermo Fisher Scientific		24,802	3,109,427
PHARMACEUTICAL	4.5%
Allergan PLC (Ireland)[a]		18,000	5,467,320
Merck & Co.		81,100	4,367,235
			9,834,555
TOTAL HEALTH CARE			26,497,563
INDUSTRIALS	8.2%
AEROSPACE & DEFENSE	3.4%
General Dynamics Corp.		30,900	4,388,727
L-3 Communications Holdings		29,500	3,111,365
			7,500,092
AIRLINES	1.2%
United Continental Holdings[a]		45,800	2,609,226
AUTO MANUFACTURERS	1.0%
PACCAR		36,500	2,152,405
DIVERSIFIED MANUFACTURING	0.7%
Honeywell International[a]		16,800	1,667,736

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2015 (Unaudited)

		Number of Shares	Value
MACHINERY	1.4%
Joy Global		61,600	$1,491,952
SPX Corp.		26,948	1,582,656
			3,074,608
ROAD & RAIL	0.5%
CSX Corp.		37,400	1,024,012
TOTAL INDUSTRIALS			18,028,079
MATERIALS—CHEMICALS	3.7%
Eastman Chemical Co.		23,200	1,681,072
Ecolab		10,300	1,124,142
Huntsman Corp.		79,600	1,315,788
LyondellBasell Industries NV, Class A (Netherlands)		22,800	1,946,664
Monsanto Co.		21,000	2,050,650
			8,118,316
REAL ESTATE	4.2%
OFFICE	1.0%
SL Green Realty Corp.		21,300	2,204,763
SELF STORAGE	1.7%
Extra Space Storage		49,700	3,651,956
SHOPPING CENTERS—REGIONAL MALL	1.5%
Simon Property Group		18,100	3,245,692
TOTAL REAL ESTATE			9,102,411
TECHNOLOGY	10.3%
COMPUTERS	2.6%
Apple		36,900	4,160,844
Hewlett-Packard Co.		54,200	1,520,852
			5,681,696
SEMICONDUCTORS	4.1%
Avago Technologies Ltd. (Singapore)		29,800	3,753,906
NXP Semiconductors NV (Netherlands)[a]		25,000	2,116,250
SanDisk Corp.		35,600	1,942,336
Xilinx		26,500	1,110,085
			8,922,577

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2015 (Unaudited)

		Number of Shares	Value
SOFTWARE	3.6%
Cadence Design Systems[a]		122,900	$2,460,458
Microsoft Corp.		103,700	4,513,024
Oracle Corp.		27,700	1,027,393
			8,000,875
TOTAL TECHNOLOGY			22,605,148
UTILITIES	3.5%
ELECTRIC UTILITIES	2.2%
NextEra Energy		49,600	4,881,136
REGULATED ELECTRIC	1.3%
Alliant Energy Corp.		50,500	2,861,835
TOTAL UTILITIES			7,742,971
TOTAL COMMON STOCK (Identified cost—$188,331,831)			216,505,021
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[b]		1,100,000	1,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,100,000)			1,100,000
TOTAL INVESTMENTS (Identified cost—$189,431,831)	99.4%		217,605,021
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		1,255,707
NET ASSETS	100.0%		$218,860,728

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$189,431,831)	$217,605,021
Cash	1,156,134
Receivable for:
Dividends	420,755
Fund shares sold	174,876
Other assets	2,338
Total Assets	219,359,124
LIABILITIES:
Payable for:
Fund shares redeemed	231,330
Shareholder servicing fees	98,611
Investment advisory fees	75,759
Administration fees	7,719
Distribution fees	2,983
Directors' fees	1,909
Other liabilities	80,085
Total Liabilities	498,396
NET ASSETS	$218,860,728
NET ASSETS consist of:
Paid-in capital	$182,612,899
Accumulated undistributed net investment income	28,966
Accumulated undistributed net realized gain	8,045,782
Net unrealized appreciation	28,173,081
$218,860,728

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

August 31, 2015 (Unaudited)

CLASS A SHARES:
NET ASSETS	$19,036,738
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,343,026
Net asset value and redemption price per share	$14.17
Maximum offering price per share ($14.17 ÷ 0.955)[a]	$14.84
CLASS C SHARES:
NET ASSETS	$29,711,225
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,111,142
Net asset value and offering price per share[b]	$14.07
CLASS I SHARES:
NET ASSETS	$170,095,623
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,976,321
Net asset value, offering and redemption price per share	$14.20
CLASS R SHARES:
NET ASSETS	$8,568
Shares issued and outstanding ($0.001 par value common stock outstanding)	604
Net asset value, offering and redemption price per share	$14.19
CLASS Z SHARES:
NET ASSETS	$8,574
Shares issued and outstanding ($0.001 par value common stock outstanding)	604
Net asset value, offering and redemption price per share	$14.20

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended August 31, 2015 (Unaudited)

Investment Income:
Dividend income (net of $9,885 of foreign withholding tax)	$2,261,710
Expenses:
Investment advisory fees	967,523
Distribution fees—Class A	27,101
Distribution fees—Class C	126,949
Distribution fees—Class R	24
Shareholder servicing fees—Class A	10,840
Shareholder servicing fees—Class C	42,316
Shareholder servicing fees—Class I	44,036
Administration fees	81,888
Registration and filing fees	62,019
Professional fees	49,278
Shareholder reporting expenses	21,997
Transfer agent fees and expenses	17,469
Custodian fees and expenses	8,895
Directors' fees and expenses	7,824
Line of credit fees	1,570
Miscellaneous	8,270
Total Expenses	1,477,999
Reduction of Expenses (See Note 2)	(486,081)
Net Expenses	991,918
Net Investment Income	1,269,792
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,602,951
Foreign currency transactions	(10)
Net realized gain	8,602,941
Net change in unrealized appreciation (depreciation) on:
Investments	(28,270,027)
Foreign currency translations	40
Net change in unrealized appreciation (depreciation)	(28,269,987)
Net realized and unrealized loss	(19,667,046)
Net Decrease in Net Assets Resulting from Operations	$(18,397,254)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended August 31, 2015	For the Year Ended February 28, 2015
Change in Net Assets:
From Operations:
Net investment income	$1,269,792	$2,191,391
Net realized gain	8,602,941	37,567,623
Net change in unrealized appreciation (depreciation)	(28,269,987)	(5,579,963)
Net increase (decrease) in net assets resulting from operations	(18,397,254)	34,179,051
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(94,027)	(159,245)
Class C	(35,669)	(34,249)
Class I	(1,120,996)	(2,085,503)
Class R	(35)	(19)
Class Z	(59)	(32)
Net realized gain:
Class A	(1,159,473)	(3,444,649)
Class C	(1,825,257)	(5,556,570)
Class I	(9,839,251)	(29,844,794)
Class R	(527)	(844)
Class Z	(527)	(844)
Total dividends and distributions to shareholders	(14,075,821)	(41,126,749)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,841,285	(11,701,357)
Total decrease in net assets	(30,631,790)	(18,649,055)
Net Assets:
Beginning of period	249,492,518	268,141,573
End of period[a]	$218,860,728	$249,492,518

a  Includes accumulated undistributed net investment income of $28,966 and $9,960, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended February 28,
Per Share Operating Performance:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net asset value, beginning of period	$16.33	$16.83	$13.92	$12.47	$12.23	$10.72
Income (loss) from investment operations:
Net investment income[b]	0.07	0.11	0.15	0.18	0.15	0.13
Net realized and unrealized gain (loss)	(1.29)	2.12	3.24	1.43	0.24	1.51
Total from investment operations	(1.22)	2.23	3.39	1.61	0.39	1.64
Less dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.12)	(0.17)	(0.16)	(0.15)	(0.13)
Net realized gain	(0.87)	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(0.94)	(2.73)	(0.48)	(0.16)	(0.15)	(0.13)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(2.16)	(0.50)	2.91	1.45	0.24	1.51
Net asset value, end of period	$14.17	$16.33	$16.83	$13.92	$12.47	$12.23
Total investment return[d,e]	–7.81%[f]	13.88%[g]	24.77%[g]	13.01%	3.34%	15.48%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For the Year Ended February 28,
Ratios/Supplemental Data:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net assets, end of period (in millions)	$19.0	$22.5	$27.6	$30.1	$28.1	$43.4
Ratio of expenses to average daily net assets (before expense reduction)	1.36%[h]	1.33%	1.34%	1.37%[i]	1.51%[i]	1.45%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%[h]	1.00%	1.00%	1.01%[i]	1.15%[i]	1.15%[i]
Ratio of net investment income to average daily net assets (before expense reduction)	0.51%[h]	0.31%	0.64%	1.08%[i]	0.91%[i]	0.85%[i]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.87%[h]	0.64%	0.98%	1.44%[i]	1.27%[i]	1.15%[i]
Portfolio turnover rate	30%[f]	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  The February 28, 2014 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2014.

h  Annualized.

i  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended February 28,
Per Share Operating Performance:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net asset value, beginning of period	$16.22	$16.74	$13.85	$12.41	$12.17	$10.67
Income (loss) from investment operations:
Net investment income (loss)[b]	0.02	(0.00)[c]	0.05	0.10	0.07	0.06
Net realized and unrealized gain (loss)	(1.28)	2.11	3.23	1.42	0.25	1.50
Total from investment operations	(1.26)	2.11	3.28	1.52	0.32	1.56
Less dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.02)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized gain	(0.87)	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(0.89)	(2.63)	(0.39)	(0.08)	(0.08)	(0.06)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(2.15)	(0.52)	2.89	1.44	0.24	1.50
Net asset value, end of period	$14.07	$16.22	$16.74	$13.85	$12.41	$12.17
Total investment return[d,e]	–8.12%[f]	13.19%	23.91%	12.26%	2.66%	14.84%[g]

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended February 28,
Ratios/Supplemental Data:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net assets, end of period (in millions)	$29.7	$35.4	$37.0	$28.5	$31.5	$39.2
Ratio of expenses to average daily net assets (before expense reduction)	2.01%[h]	1.98%	1.99%	2.02%[i]	2.16%[i]	2.10%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%[h]	1.65%	1.65%	1.66%[i]	1.80%[i]	1.80%[i]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.14)%[h]	(0.33)%	(0.03)%	0.42%[i]	0.28%[i]	0.23%[i]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.22%[h]	(0.00)%[j]	0.31%	0.78%[i]	0.64%[i]	0.53%[i]
Portfolio turnover rate	30%[f]	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

h  Annualized.

i  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

j  Amount is less than 0.005%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended February 28,
Per Share Operating Performance:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net asset value, beginning of period	$16.36	$16.86	$13.93	$12.48	$12.24	$10.73
Income (loss) from investment operations:
Net investment income[b]	0.10	0.17	0.20	0.24	0.19	0.17
Net realized and unrealized gain (loss)	(1.29)	2.12	3.25	1.41	0.25	1.51
Total from investment operations	(1.19)	2.29	3.45	1.65	0.44	1.68
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.18)	(0.21)	(0.20)	(0.20)	(0.17)
Net realized gain	(0.87)	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(0.97)	(2.79)	(0.52)	(0.20)	(0.20)	(0.17)
Redemption fees retained by the Fund	—	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(2.16)	(0.50)	2.93	1.45	0.24	1.51
Net asset value, end of period	$14.20	$16.36	$16.86	$13.93	$12.48	$12.24
Total investment return[d]	–7.63%[e]	14.30%	25.19%	13.38%	3.72%	15.89%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended February 28,
Ratios/Supplemental Data:	August 31, 2015	2015	2014	2013	2012[a]	2011
Net assets, end of period (in millions)	$170.1	$191.6	$203.5	$190.5	$74.6	$94.7
Ratio of expenses to average daily net assets (before expense reduction)	1.06%[f]	1.08%	1.06%	1.02%[g]	1.16%[g]	1.10%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%[f]	0.65%	0.65%	0.68%[g]	0.80%[g]	0.80%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.81%[f]	0.57%	0.91%	1.48%[g]	1.27%[g]	1.24%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.22%[f]	1.00%	1.32%	1.82%[g]	1.63%[g]	1.54%[g]
Portfolio turnover rate	30%[e]	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended August 31, 2015	For the Period October 1, 2014[a] through February 28, 2015
Net asset value, beginning of period	$16.35	$16.57
Income (loss) from investment operations:
Net investment income[b]	0.06	0.04
Net realized and unrealized gain (loss)	(1.29)	1.17
Total from investment operations	(1.23)	1.21
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.03)
Net realized gain	(0.87)	(1.40)
Total dividends and distributions to shareholders	(0.93)	(1.43)
Net decrease in net asset value	(2.16)	(0.22)
Net asset value, end of period	$14.19	$16.35
Total investment return[c]	–7.87%[d]	7.51%[d]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8.6	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.51%[e]	1.49%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]	1.15%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.36%[e]	0.32%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.72%[e]	0.66%[e]
Portfolio turnover rate	30%[d]	79%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended August 31, 2015	For the Period October 1, 2014[a] through February 28, 2015
Net asset value, beginning of period	$16.36	$16.57
Income (loss) from investment operations:
Net investment income[b]	0.10	0.08
Net realized and unrealized gain (loss)	(1.29)	1.16
Total from investment operations	(1.19)	1.24
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.05)
Net realized gain	(0.87)	(1.40)
Total dividends and distributions to shareholders	(0.97)	(1.45)
Net decrease in net asset value	(2.16)	(0.21)
Net asset value, end of period	$14.20	$16.36
Total investment return[c]	–7.63%[d]	7.71%[d]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8.6	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.01%[e]	0.99%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%[e]	0.65%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.85%[e]	0.82%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.21%[e]	1.16%[e]
Portfolio turnover rate	30%[d]	79%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objectives are to provide long-term growth of income and capital appreciation. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 604 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of August 31, 2015.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$216,505,021	$216,505,021	$—	$—
Short-Term Investments	1,100,000	—	1,100,000	—
Total Investments[a]	$217,605,021	$216,505,021	$1,100,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of August 31, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund up to and including $1.5 billion and 0.70% of the average daily net assets above $1.5 billion.

For the six months ended August 31, 2015, and through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended August 31, 2015, fees waived and/or expenses reimbursed totaled $486,081.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended August 31, 2015, the Fund incurred $48,376 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended August 31, 2015, the Fund has been advised that the distributor received $3,514 in sales commissions from the sale of Class A shares and $0 and $654 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,468 for the six months ended August 31, 2015.

Other: At August 31, 2015, approximately 50% of the Fund's outstanding shares were owned by shareholders investing directly and by shareholders investing indirectly through an account, platform or program sponsored by a financial institution.

Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended August 31, 2015, totaled $71,054,918 and $81,838,332, respectively.

Note 4. Income Tax Information

As of August 31, 2015, the federal tax cost and net unrealized appreciation and depreciation at value of securities were as follows:

Cost for federal income tax purposes	$189,431,831
Gross unrealized appreciation	$42,080,577
Gross unrealized depreciation	(13,907,387)
Net unrealized appreciation	$28,173,190

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended August 31, 2015		For the Year Ended February 28, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	71,857	$1,133,456	410,443	$6,758,611
Issued as reinvestment of dividends and distributions	59,207	896,418	163,517	2,675,190
Redeemed	(164,776)	(2,580,987)	(837,807)	(14,143,204)
Net decrease	(33,712)	$(551,113)	(263,847)	$(4,709,403)
Class C:
Sold	130,779	$1,990,319	307,758	$5,061,214
Issued as reinvestment of dividends and distributions	46,512	698,716	123,704	2,005,353
Redeemed	(247,024)	(3,821,541)	(460,058)	(7,629,430)
Net decrease	(69,733)	$(1,132,506)	(28,596)	$(562,863)
Class I:
Sold	423,048	$6,627,588	1,695,663	$28,301,376
Issued as reinvestment of dividends and distributions	697,337	10,582,422	1,713,241	27,933,474
Redeemed	(854,285)	(13,685,106)	(3,773,450)	(62,683,941)
Net increase (decrease)	266,100	$3,524,904	(364,546)	$(6,449,091)
Class R:[a]
Sold	—	$—	604	$10,000
Net increase	—	$—	604	$10,000
Class Z:[a]
Sold	—	$—	604	$10,000
Net increase	—	$—	604	$10,000

a  Inception date of October 1, 2014.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 22, 2016. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended August 31, 2015, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after August 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not

COHEN & STEERS DIVIDEND VALUE FUND, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly, that the favorable history and reputation of the Fund's portfolio managers have had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The peer group selected by the independent data provider included large cap core funds. The Board of Directors noted that the Fund underperformed the medians of the Peer Funds for the one- and five-year periods ended March 31, 2015, ranking in the third and fourth quintiles, respectively. The Board of Directors noted that the Fund slightly underperformed (by 0.03%) the median for the three-year period ended March 31, 2015, ranking in the third quintile. The Board of Directors further noted that the Fund underperformed its benchmark for the three- and five-year periods and outperformed its benchmark for the one-year period ended March 31, 2015. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, the changes to the large cap value investment team in 2014 and the Investment Advisor's performance in managing other funds that invest in real estate, large cap and dividend-paying securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as the Fund's expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee was lower than the Peer Funds' median, ranking in the second quintile while the Fund's contractual management fee was higher than the Peer Funds' median ranking in the fifth quintile. The Board of Directors further noted that the Fund's overall total expense ratio was lower than the Peer Funds' median ranking in the third quintile. The Board of Directors considered that the Investment Advisor continues to waive its fees and/or reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund charges an administration fee payable to the

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Investment Advisor. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is only slightly profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reach $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Richard E. Helm
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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DVFAXSAR

Semiannual Report August 31, 2015

Cohen & Steers Dividend Value Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: November 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: November 4, 2015